United States
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 22, 2008

FNB BANCORP
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

          On December 22, 2008, First National Bank of Northern California (the “Bank”), the wholly owned subsidiary of the registrant (FNB Bancorp), entered into a Second 409A Amendment to the First National Bank of Northern California Salary Continuation Agreements previously executed by Jim D. Black (President of the Bank and FNB Bancorp), Anthony J. Clifford (Executive Vice President and Chief Operating Officer of the Bank and FNB Bancorp), and a first Amendment to the First National Bank of Northern California Executive Supplemental Compensation Agreement previously executed by David A. Curtis (Senior Vice President and Chief Financial Officer of the Bank and FNB Bancorp). The purpose for these amendments was to bring each Agreement into full compliance with Internal Revenue Code Section 409A, effective January 1, 2009. Copies of the amendments are attached to this report as Exhibits 99.66, 99.67 and 99.68, respectively, and are incorporated here by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.66	Second Amendment of Salary Continuation Agreement with Jim D. Black

	99.67	Second Amendment of Salary Continuation Agreement with Anthony J. Clifford

	99.68	Amendment of Executive Supplemental Compensation Agreement with David A. Curtis

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: December 24, 2008.	By:	/s/ Dave A. Curtis

Dave A. Curtis
Senior Vice President and
Chief Financial Officer

Cautionary Statement: This release contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. Management’s assumptions and projections are based on their anticipation of future events and actual performance may differ materially from those projected. Risks and uncertainties which could impact future financial performance include, among others, (a) competitive pressures in the banking industry; (b) changes in the interest rate environment; (c) general economic conditions, either nationally or regionally or locally, including fluctuations in real estate values; (d) changes in the regulatory environment; (e) changes in business conditions or the securities markets and inflation; (f) possible shortages of gas and electricity at utility companies operating in the State of California, and (g) the effects of terrorism, including the events of September 11, 2001, and thereafter, and the conduct of war on terrorism by the United States and its allies. Therefore, the information set forth herein, together with other information contained in the periodic reports filed by FNB Bancorp with the Securities and Exchange Commission, should be carefully considered when evaluating its business prospects. FNB Bancorp undertakes no obligation to update any forward-looking statements contained in this release.

For further information contact:
Dave A. Curtis
SVP/CFO
Tel: (650) 875-4862   Fax: (650) 588-9695